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                                EXHIBIT 10.1(E)

        Amendment No. Sixteen dated April 2, 1994, to General Loan and Security Agreements dated August 30, 1989, by and among Foothill, Bowmar Instrument Corporation and Bowmar/Ali, Inc. (Previously filed as Exhibit 10.1(e) to the Registrants Annual report of Form 10-K for the fiscal year ended October 1, 1994, which is incorporated herein by reference.)